Exhibit 10.48

AMENDMENT NO. 4

TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

AND AMENDMENT TO GUARANTY AGREEMENT

THIS AMENDMENT NO. 4 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND AMENDMENT TO GUARANTY AGREEMENT (this “Amendment”) is dated as of January 14, 2005, and is by and among FEDERATED INVESTORS, INC., a Pennsylvania corporation (the “Borrower”), the BANKS set forth herein (collectively, the “Banks”), and PNC BANK, NATIONAL ASSOCIATION, as agent for the Banks (the “Agent”).

WHEREAS, the Borrower, the Banks and the Agent are parties to that certain Second Amended and Restated Credit Agreement dated as of January 22, 2002, as amended by Amendment No. 1 to Second Amended and Restated Credit Agreement dated as of April 8, 2002, and Amendment No. 2 to Second Amended and Restated Credit Agreement dated as of January 20, 2003 and Amendment No. 3 to Second Amended and Restated Credit Agreement dated as of January 16, 2004 (the “Credit Agreement”) and the Guarantors set forth therein are parties to the Continuing Agreement of Guaranty and Suretyship dated as of January 22, 2002 (the “Guaranty Agreement”);

WHEREAS, the Borrower, the Banks and the Agent wish to amend the Credit Agreement and the Guaranty Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein, the parties hereto, intending to be legally bound, agree as follows:

1. Definitions.

Capitalized terms used herein unless otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement as amended by this Amendment.

2. Amendment of Credit Agreement and Guaranty Agreement.

(a) The definition of “Revolving Credit Expiration Date” in Section 1.1 of the Credit Agreement is hereby amended and restated as follows:

Revolving Credit Expiration Date shall mean January 13, 2006 (which is the date 364 days after the effective date of Amendment No. 4 to Second Amended and Restated Credit Agreement and Amendment to Guaranty Agreement among the Borrower, the Banks and the Agent) or such later date as determined pursuant to Section 2.13(a).

(b) Schedule 1.1(a) [Commitments of the Banks] of the Credit Agreement is hereby deleted in its entirety and Schedule 1.1(a) attached hereto is inserted in lieu thereof.

(c) The Guaranty Agreement is hereby amended by releasing each of Edgewood Services, Inc., a New York corporation, Federated Financial Services, Inc., a Pennsylvania corporation, and Federated Securities Corp., a Pennsylvania corporation, as Guarantors thereunder.

3. Conditions of Effectiveness of Amendment of Credit Agreement. The effectiveness of this Amendment of the Credit Agreement is expressly conditioned upon satisfaction of each of the following conditions precedent on the date hereof:

(a) Representations and Warranties; No Defaults. The representations and warranties of the Borrower contained in Article VI of the Credit Agreement shall be true and accurate on the date hereof with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein), and the Borrower shall have performed and complied with all covenants and conditions under the Senior Loan Documents and hereof; and no Event of Default or Potential Default under the Credit Agreement and the other Senior Loan Documents shall have occurred and be continuing or shall exist.

(b) Authorization and Incumbency. There shall be delivered to the Agent for the benefit of each Bank a certificate, dated as of the date hereof, and signed by the Secretary or an Assistant Secretary of the Borrower, certifying as appropriate as to:

(i)	all action taken by the Borrower in connection with this Amendment and the other Senior Loan Documents; and

(ii)	the names of the officer or officers authorized to sign this Amendment and the other documents executed and delivered in connection herewith and described in this Section 3 and the true signatures of such officer or officers.

(c) Notes. There shall be delivered to the Agent for the benefit of each Bank which is having its Revolving Credit Commitment amended pursuant to this Amendment a Revolving Credit Note executed by the Borrower which reflects its new Revolving Credit Commitment as set forth on Schedule 1.1 (a) hereto.

(d) Acknowledgment. There shall be delivered to the Agent for the benefit of each Bank the Confirmation in the form attached hereto as Exhibit 1 hereto executed by each of the Loan Parties (other than the Borrower).

(e) Legal Details; Counterparts. All legal details and proceedings in connection with the transactions contemplated by this Amendment shall be in form and substance satisfactory to the Agent. The Agent shall have received from the Borrower and each of the Banks an executed original of this Amendment. Each of this Amendment and the Confirmation may be executed by the parties hereto or thereto in any number of separate counterparts, each of which when taken together shall constitute one and the same instrument.

(f) Amendment Fee. The Borrower shall pay to each of the Banks which executes this Amendment on or before January 12, 2005 in immediately available funds an amendment fee equal to five (5) basis points of each Bank’s Revolving Credit Commitment, determined as of the date of this Amendment.

4. Fees and Expenses. The Borrower hereby agrees to reimburse the Agent and the Banks on demand for all legal costs, expenses and disbursements relating to this Amendment which are payable by the Borrower as provided in Sections 10.5 and 11.3 of the Credit Agreement.

5. Force and Effect. Except as expressly modified by this Amendment, the Credit Agreement and the other Senior Loan Documents are hereby ratified and confirmed and shall remain in full force and effect after the date hereof.

6. Governing Law. This Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

[SIGNATURE PAGES FOLLOW]

SIGNATURE PAGE 1 OF 8 TO AMENDMENT NO. 4

TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

AND AMENDMENT TO GUARANTY AGREEMENT

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment No. 4 to Second Amended and Restated Credit Agreement and Amendment to Guaranty Agreement as of the date first above written.

FEDERATED INVESTORS, INC.

By:	/s/ Denis McAuley III
Name:	Denis McAuley III
Title:	Vice President

SIGNATURE PAGE 2 OF 8 TO AMENDMENT NO. 4

TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

AND AMENDMENT TO GUARANTY AGREEMENT

PNC BANK, NATIONAL ASSOCIATION individually and as Agent

By:	/s/ Enrico Della Corna
Name:	Enrico Della Corna
Title:	Vice President

SIGNATURE PAGE 3 OF 8 TO AMENDMENT NO. 4

TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

AND AMENDMENT TO GUARANTY AGREEMENT

BANK OF AMERICA, NATIONAL ASSOCIATION

By:	/s/ Sean Cassidy
Name:	Sean Cassidy
Title:	Senior Vice President

SIGNATURE PAGE 4 OF 8 TO AMENDMENT NO. 4

TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

AND AMENDMENT TO GUARANTY AGREEMENT

STATE STREET BANK AND TRUST COMPANY

By:	/s/ John T. Daley
Name:	John T. Daley
Title:	Vice President

SIGNATURE PAGE 5 OF 8 TO AMENDMENT NO. 4

TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

AND AMENDMENT TO GUARANTY AGREEMENT

JPMORGAN CHASE BANK

By:	/s/ Marybeth Mullen
Name:	Marybeth Mullen
Title:	Vice President

SIGNATURE PAGE 6 OF 8 TO AMENDMENT NO. 4

TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

AND AMENDMENT TO GUARANTY AGREEMENT

CITIBANK, N.A.

By:	/s/ Matthew Nicholls
Name:	Matthew Nicholls
Title:	Vice President

SIGNATURE PAGE 7 OF 8 TO AMENDMENT NO. 4

TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

AND AMENDMENT TO GUARANTY AGREEMENT

FIFTH THIRD BANK

By:	/s/ James Janovsky
Name:	James Janovsky
Title:	Vice President

SIGNATURE PAGE 8 OF 8 TO AMENDMENT NO. 4

TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

AND AMENDMENT TO GUARANTY AGREEMENT

CITIZENS BANK OF PENNSYLVANIA

By:	/s/ Dwayne Finney
Name:	Dwayne Finney
Title:	Vice President

CONFIRMATION

Reference is hereby made to that certain Second Amended and Restated Credit Agreement by and between FEDERATED INVESTORS, INC., the BANKS set forth therein, and PNC BANK, NATIONAL ASSOCIATION, as Agent for the Banks, dated as of January 22, 2002, as amended by Amendment No. 1 to Second Amended and Restated Credit Agreement dated as of April 8, 2002, Amendment No. 2 to Second Amended and Restated Credit Agreement dated as of January 20, 2003 and Amendment No. 3 to Second Amended and Restated Credit Agreement dated as of January 16, 2004 (the “Credit Agreement”). All terms used herein unless otherwise defined herein shall have the meanings given to them in the Credit Agreement.

On the date hereof, the Borrower, the Banks and the Agent are entering into that certain Amendment No. 4 to Second Amended and Restated Credit Agreement (the “Amendment”), a copy of which has been provided to the undersigned. This Confirmation is delivered to the Bank pursuant to Section 3(d) of the Amendment.

Pursuant to the Credit Agreement, (i) the Guarantors are party to that certain Continuing Agreement of Guaranty and Suretyship dated as of January 22, 2002 in favor of the Agent for the benefit of the Banks (the “Guaranty Agreement”) and (ii) the Borrower and its Subsidiaries are party to that certain Intercompany Subordination Agreement dated as of January 22, 2002 in favor of the Agent for the benefit of the Banks (the “Intercompany Subordination Agreement”). This Confirmation will confirm to the Agent and the Banks that the undersigned Guarantors and Subsidiaries of the Borrower have read and understand the Amendment which provides for, subject to certain conditions set forth in the Credit Agreement, the extension of the Revolving Credit Expiration Date and the release of Edgewood Services, Inc., Federated Financial Services, Inc. and Federated Securities Corp. as Guarantors under the Guaranty Agreement.

The Guarantors hereby ratify and confirm the Guaranty Agreement. The Subsidiaries of the Borrower hereby ratify and confirm the Intercompany Subordination Agreement.

This Confirmation is dated as of January 14, 2005.

[SIGNATURE PAGES FOLLOW]

[SIGNATURE PAGE 1 OF 6 OF CONFIRMATION]

IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned, by their duly authorized officers, have executed this Confirmation as of the date set forth above.

EDGEWOOD SERVICES, INC.

By:	/s/ Denis McAuley III
Name:	Denis McAuley III
Title:	Treasurer

FEDERATED ADMINISTRATIVE SERVICES

By:	/s/ Denis McAuley III
Name:	Denis McAuley III
Title:	Treasurer

FEDERATED ADMINISTRATIVE SERVICES, INC.

By:	/s/ Denis McAuley III
Name:	Denis McAuley III
Title:	Treasurer

FEDERATED INVESTMENT MANAGEMENT COMPANY

By:	/s/ Denis McAuley III
Name:	Denis McAuley III
Title:	Assistant Treasurer

[SIGNATURE PAGE 2 OF 6 OF CONFIRMATION]

FEDERATED INVESTORS TRUST COMPANY

By:	/s/ Denis McAuley III
Name:	Denis McAuley III
Title:	Assistant Treasurer

FEDERATED FINANCIAL SERVICES, INC.

By:	/s/ Denis McAuley III
Name:	Denis McAuley III
Title:	Treasurer

FEDERATED GLOBAL INVESTMENT MANAGEMENT CORP.

By:	/s/ Denis McAuley III
Name:	Denis McAuley III
Title:	Assistant Treasurer

FEDERATED INTERNATIONAL MANAGEMENT LIMITED

By:	/s/ J. Christopher Donahue
Name:	J. Christopher Donahue
Title:	Director

FEDERATED INVESTORS, INC

By:	/s/ Denis McAuley III
Name:	Denis McAuley III
Title:	Vice President

[SIGNATURE PAGE 3 OF 6 OF CONFIRMATION]

FEDERATED INVESTORS MANAGEMENT COMPANY

By:	/s/ Denis McAuley III
Name:	Denis McAuley III
Title:	Senior Vice President

FEDERATED INVESTMENT COUNSELING

By:	/s/ Denis McAuley III
Name:	Denis McAuley III
Title:	Assistant Treasurer

FEDERATED SECURITIES CORP.

By:	/s/ Denis McAuley III
Name:	Denis McAuley III
Title:	Director

FEDERATED SERVICES COMPANY

By:	/s/ Denis McAuley III
Name:	Denis McAuley III
Title:	Senior Vice President

FEDERATED SHAREHOLDER SERVICES COMPANY

By:	/s/ Denis McAuley III
Name:	Denis McAuley III
Title:	Director

[SIGNATURE PAGE 4 OF 6 OF CONFIRMATION]

FII HOLDINGS, INC.

By:	/s/ Denis McAuley III
Name:	Denis McAuley III
Title:	Director

PASSPORT RESEARCH, LTD.

By:	/s/ Denis McAuley III
Name:	Denis McAuley III
Title:	Assistant Treasurer

FEDERATED INTERNATIONAL HOLDINGS BV

By:	/s/ J. Christopher Donahue
Name:	J. Christopher Donahue
Title:	Director

FEDERATED INTERNATIONAL - EUROPE GMBH

By:	/s/ J. Christopher Donahue
Name:	J. Christopher Donahue
Title:	Director

[SIGNATURE PAGE 5 OF 6 OF CONFIRMATION]

FEDERATED ASSET MANAGEMENT GMBH

By:	/s/ J. Christopher Donahue
Name:	J. Christopher Donahue
Title:	Supervisory Board Member

FEDERATED PRIVATE ASSET MANAGEMENT, INC.

By:	/s/ Denis McAuley III
Name:	Denis McAuley III
Title:	Assistant Treasurer

INVESTLINK TECHNOLOGIES, INC.

By:	/s/ Denis McAuley III
Name:	Denis McAuley III
Title:	Assistant Treasurer

RETIREMENT PLAN SERVICE COMPANY OF AMERICA

By:	/s/ Denis McAuley III
Name:	Denis McAuley III
Title:	Assistant Treasurer

FEDERATED ADVISORY SERVICES COMPANY

By:	/s/ Denis McAuley III
Name:	Denis McAuley III
Title:	Assistant Treasurer

[SIGNATURE PAGE 6 OF 6 OF CONFIRMATION]

FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA

By:	/s/ Denis McAuley III
Name:	Denis McAuley III
Title:	Assistant Treasurer

PASSPORT RESEARCH II, LTD.

By:	Federated Equity Management Company of Pennsylvania, its general partner

By:	/s/ Denis McAuley III
Name:	Denis McAuley III
Title:	Assistant Treasurer

FEDERATED INVESTORS (UK) LTD.

By:	/s/ J. Christopher Donahue
Name:	J. Christopher Donahue
Title:	Director

SCHEDULE 1.1(a)

COMMITMENTS OF THE BANKS

Bank	Amount of Commitment for Revolving Credit Loans (US$)	Ratable Share %
PNC Bank, National Association	$27,500,000	18.333333333%
Bank of America, National Association	$22,500,000	15.000000000%
Citibank, N.A.	$22,500,000	15.000000000%
Fifth Third Bank	$22,500,000	15.000000000%
JPMorgan Chase Bank	$22,500,000	15.000000000%
State Street Bank and Trust Company	$22,500,000	15.000000000%
Citizens Bank of Pennsylvania	$10,000,000	6.666666667%
TOTAL	$150,000,000	100.000000000%

FEDERATED INVESTORS, INC.

INCUMBENCY CERTIFICATION

THE UNDERSIGNED, Joseph M. Huber, the duly elected and qualified Assistant Secretary of Federated Investors, Inc., a Pennsylvania corporation (the “Corporation”) does hereby certify, pursuant to Amendment No. 4 to Second Amended and Restated Credit Agreement as amended among the Corporation, the Banks set forth therein, and PNC Bank, National Association, as Agent for the Banks (the “Credit Agreement”) that:

I.	Attached hereto as Exhibit A is a true and correct copy of resolutions of the Board of Directors of the Corporation authorizing the execution and delivery of Amendment No. 4 to the Credit Agreement and the performance by the Corporation of the transactions contemplated thereby. Such resolutions are in full force and effect as of January 13, 2005 and have not been amended, modified or supplemented.

II.	Denis McAuley III is authorized to sign and execute Amendment No. 4 to the Credit Agreement, and all other documents related thereto on behalf of the Corporation.

III.	Denis McAuley III is authorized to sign and execute the Confirmation, and all other documents related to the Credit Agreement on behalf of the following subsidiaries of the Corporation:

1.	Edgewood Services, Inc.;

2.	FII Holdings, Inc.;

3.	Federated Administrative Services;

4.	Federated Administrative Services, Inc.;

5.	Federated Advisory Services Company

6.	Federated Equity Management Company of Pennsylvania

7.	Federated Financial Services, Inc.;

8.	Federated Global Investment Management Corp.;

9.	Federated Investment Counseling;

10.	Federated Investment Management Company;

11.	Federated Investors Management Company;

12.	Federated Investors Trust Company;

13.	Federated Private Asset Management, Inc.;

14.	Federated Securities Corp.;

15.	Federated Services Company;

16.	Federated Shareholder Services Company;

17.	InvestLink Technologies, Inc.;

18.	Passport Research Ltd.;

19.	Passport Research Ltd. II;

20.	Retirement Plan Service Company of America

IV.	J. Christopher Donahue is authorized to sign and execute all documents related to Amendment No. 4 to the Credit Agreement on behalf of the following entities:

1.	Federated Asset Management GmbH;

2.	Federated International Holdings, BV;

3.	Federated International Management Ltd.; and

4.	Federated International-Europe GmbH.

5.	Federated Investors (UK) Ltd.

V.	J. Christopher Donahue and Denis McAuley III are present incumbents of the Corporation and its subsidiaries as of the date hereof.

VI.	The signature set forth opposite the individual’s name is a true and correct signature.

NAME	SIGNATURE
J. Christopher Donahue	/s/ J. Christopher Donahue

Denis McAuley III	/s/ Denis McAuley III

IN WITNESS WHEREOF, the undersigned Assistant Secretary has executed this certificate as of the 13th day of January, 2005.

By:	/s/ Joseph M. Huber
Assistant Secretary

EXHIBIT A

FEDERATED INVESTORS, INC.

UNANIMOUS CONSENT OF DIRECTORS

The undersigned, being all of the Directors of FEDERATED INVESTORS, INC. (“Corporation”), hereby consent, in accordance with Section 1727 of the Pennsylvania Business Corporation Law of 1988, as amended, and Article IV Section 4.10(b) of the Restated Bylaws of the Corporation to the adoption of the following resolution with the same effect as though it had been adopted at a Meeting of the Board of Directors of the Corporation:

WHEREAS,	the Corporation, the Banks set forth therein and PNC Bank, National Association, as Agent, are parties to that certain Second Amended and Restated Credit Agreement, dated as of January 22, 2002 as amended by Amendment No. 1 to Second Amended and Restated Credit Agreement dated as of April 8, 2002, Amendment No. 2 to the Second Amended and Restated Credit Agreement dated as of January 20, 2003, and Amendment No. 3 to the Second Amended and Restated Credit Agreement dated as of January 16, 2004 (the “Credit Agreement”); and

WHEREAS,	the parties desire to amend the Credit Agreement in consideration of the premises and mutual covenants set forth in Amendment No. 4 to the Credit Agreement (“Amendment No. 4”) dated as of January 14, 2005.

NOW, THEREFORE, be it:

RESOLVED,	that pursuant to the terms of Amendment No. 4, the Board of Directors hereby approves and adopts Amendment No. 4 to the Credit Agreement substantially in the form attached hereto.

FURTHER RESOLVED,	that the appropriate officers of the Corporation be, and they hereby are, authorized and directed to execute such documents and take such other actions as they deem necessary or appropriate to carry out the foregoing resolution.

WITNESS the due execution hereof as of the 14th day of January, 2005.

/s/ John F. Donahue	/s/ John W. McGonigle
John F. Donahue	John W. McGonigle

/s/ J. Christopher Donahue	/s/ James L. Murdy
J. Christopher Donahue	James L. Murdy

/s/ Michael J. Farrell	/s/ Edward G. O’Connor
Michael J. Farrell	Edward G. O’Connor

/s/ David M. Kelly
David M. Kelly